                             SILICON GRAPHICS, INC.

                          DIRECTORS' STOCK OPTION PLAN
                        (as amended October 31, 1994)(1)

     1. PURPOSES OF THE PLAN. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be non-statutory stock options.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ANNUAL MEETING" means the Company's regularly scheduled annual meeting of stockholders, as provided for in the Company's bylaws.

          (b)  "BOARD" means the Board of Directors of the Company.

          (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (d)  "COMMON STOCK" means the Common Stock of the Company.

          (e)  "COMPANY" means Silicon Graphics, Inc., a Delaware corporation.

          (f) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

          (g)  "DIRECTOR" means a member of the Board.

          (h) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (j) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:


- -----------------
(1) Share numbers restated to reflect the two-for-one stock split in the form of a dividend effected December 15, 1993.

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock or the closing bid, if no sales were reported, as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock on the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable, or;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k)  "OPTION" means a stock option granted pursuant to the Plan.

          (l)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (m)  "OPTIONEE" means an Outside Director who receives an Option.

          (n)  "OUTSIDE DIRECTOR" means a Director who is not an Employee.

          (o) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (p)  "PLAN" means this Directors' Stock Option Plan.

          (q) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (r) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 800,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4.   ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

          (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board, or by a compensation committee (the "Committee") appointed by the Board. No discretion concerning decisions regarding the Plan shall be afforded to any person who is not a "disinterested person" (as defined in Rule 16b-3 under the Exchange Act).

          (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (which number shall be subject to adjustment in the manner set forth in Section 10 hereof upon the occurrence of any event described therein) upon the date on which such person first becomes a Director (an "Initial Grant"), whether through election by the stockholders of the Company or by appointment by the Board to fill a vacancy.

               (iii) On the date of each Annual Meeting during the term of this Plan, each Outside Director who has served as a Director for at least the previous six (6) months shall automatically receive an Option to purchase 10,000 Shares, which number shall be subject to adjustment in the manner set forth in
Section 10 hereof upon the occurrence of any event described therein (a "Renewal Grant").

               (iv) The terms of each Option granted hereunder shall be as follows:

                    (A)  the term of the Option shall be five (5) years.

                    (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                    (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                    (D) the Option will become exercisable in three installments: the first 34% of the Optioned Stock on the first annual vesting date and an additional 33% of the Optioned Stock on each of the next two annual vesting dates, so long as the Optionee remains a Director. The vesting dates of Initial Grants will be (1) the first three anniversaries of the date of grant in the case of an Optionee who first becomes a Director by appointment by the Board, and (2) the dates of the next three Annual Meetings in the case of a person who first becomes a Director by election by the stockholders at an Annual Meeting. Renewal Grants will vest on the dates on which the next three Annual Meetings following the date of grant are held.

               (v) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board or the Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(j) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board or the Committee shall be final.

     5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

     The Plan shall not confer on any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

     7.   EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

          (b) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of: (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six (6) months on the date of surrender, or were not acquired directly or indirectly from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vii) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement, (viii) any combination of the foregoing methods of payment, or (ix) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable law.

     8.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) RULE 16B-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise an Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, or if the Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)  DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 8(c) above, in the event an Optionee is unable to continue his or her service as a Director as a result of the Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months from the date of termination, exercise an Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (e) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

     9. NON-TRANSFERABILITY OF OPTIONS . The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     Subject to the provisions of paragraph (b) hereof, in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Company shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, an Option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the Option confers the right to purchase, for each share of Optioned Stock subject to the Option immediately prior to the sale of assets or merger, the consideration (whether stock, cash, or other securities or property) received in the sale of assets or merger by holders of Common Stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Common Stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option to be solely Common Stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

     11.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. TIME OF GRANTING OPTIONS. The date of grant of an Option or Right shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the manner and to the degree required under applicable state and federal law.

                                             GRANT UPON APPOINTMENT BY THE BOARD


                             SILICON GRAPHICS, INC.
                           DIRECTOR'S OPTION AGREEMENT
                                 (First Option)

     Silicon Graphics, Inc., a Delaware corporation (the "Company"), has granted to ______________, (the "Optionee"), as of ________________ (the "Grant Date"),
an option to purchase a total of 30,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Directors" Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTION. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

     2. EXERCISE PRICE. The exercise price is $__________ for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a) This Option shall become exercisable in three installments: the first thirty-four percent (34%) of the Optioned Stock on the first anniversary of the Grant Date and an additional thirty-three percent (33%) of the Optioned Stock on each of the next two anniversaries of the Grant Date, so long as the Optionee remains a Director.

               (b)  This Option may not be exercised for a fraction of a share.

               (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

          (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to the Company's Stock Administration Department. The written notice shall be accompanied by payment of the exercise price.

     4. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)  cash;

          (ii) check;

          (iii) surrender of other Shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF STATUS AS A DIRECTOR. If Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after the five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

     7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after the five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

     8. DEATH OF OPTIONEE. In the event of the death of the Optionee, the option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after the five (5) year term has expired.

     9. NON-TRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. TERM OF OPTION. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

                              SILICON GRAPHICS, INC.,
                              a Delaware corporation


                              ---------------------------
                              William M. Kelly
                              Vice President, Business Development
                              General Counsel and Secretary


     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



                              --------------------------
                              Optionee

                                        GRANT UPON ELECTION AT AN ANNUAL MEETING


                             SILICON GRAPHICS, INC.
                           DIRECTOR'S OPTION AGREEMENT
                                 (First Option)

     Silicon Graphics, Inc., a Delaware corporation (the "Company"), has granted to ______________, (the "Optionee"), as of ________________, the date of the
Company's Annual Meeting, an option to purchase a total of 30,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Directors" Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTION. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

     2.   EXERCISE PRICE.  The exercise price is $          for each share of
Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a) This Option shall become exercisable in three installments: the first thirty-four percent (34%) of the Optioned Stock on the date of the next Annual Meeting and an additional thirty-three percent (33%) of the Optioned Stock on the dates of each of the next two Annual Meetings, so long as the Optionee remains a Director.

               (b)  This Option may not be exercised for a fraction of a share.

               (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

          (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to the Company's Stock Administration Department. The written notice shall be accompanied by payment of the exercise price.

     4. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)     cash;

          (ii)    check;

          (iii) surrender of other Shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF STATUS AS A DIRECTOR. If Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after the five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

     7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after the five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

     8. DEATH OF OPTIONEE. In the event of the death of the Optionee, the option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after the five (5) year term has expired.

     9. NON-TRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. TERM OF OPTION. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

                              SILICON GRAPHICS, INC.,
                              a Delaware corporation


                              ---------------------------
                              William M. Kelly
                              Vice President, Business Development
                              General Counsel and Secretary


     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



                              ---------------------------
                              Optionee

                             SILICON GRAPHICS, INC.
                           DIRECTOR'S OPTION AGREEMENT
                                 (Annual Option)

     Silicon Graphics, Inc., a Delaware corporation (the "Company"), has granted to ____________, (the "Optionee"), as of ____________, the date of the Company's Annual Meeting, an option to purchase a total of 10,000 shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Directors' Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

     1. NATURE OF THE OPTION. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

     2. EXERCISE PRICE. The exercise price is $____ for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

     3. EXERCISE OF OPTION. This option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a) This Option shall become exercisable in three installments: the first thirty-four percent (34%) of the Optioned Stock on the date of the next Annual Meeting and an additional thirty-three percent (33%) of the Optioned Stock on the dates of each of the next two Annual Meetings, so long as the Optionee remains a Director.

               (b)  This Option may not be exercised for a fraction of a share.

               (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of this Option is governed by Sections 6, 7 and 8 of this Agreement.

          (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to the Company's Stock Administration Department. The written notice shall be accompanied by payment of the exercise price.

     4. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (i)     cash;

          (ii)    check;

          (iii) surrender of other Shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (B) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised; or

          (iv) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF STATUS AS A DIRECTOR. If the Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six (6) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8. DEATH OF OPTIONEE. In the event of the death of the Optionee, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

     9. NON-TRANSFERABILITY OF OPTION. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. TERM OF OPTION. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     11. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares. (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.) Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated.

                              SILICON GRAPHICS, INC.,
                              a Delaware corporation


                              --------------------------------------
                              William M. Kelly
                              Vice President, Business Development
                              General Counsel and Secretary


     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.


                              --------------------------------------
                              Optionee





                                       -3-